UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

PRESIDIO PRODUCTION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-43179	39-3528250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. 7th Street Suite 1500 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(800) 461-1604
(Registrant’s telephone number, including area code)

Presidio PubCo Inc.

1090 Center Drive

Park City, UT 84098
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	FTW	The New York Stock Exchange

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FTW WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2026, Presidio Production Company (NYSE: FTW) (“Presidio” or the “Company”) entered into purchase and sale agreements (the “Purchase and Sale Agreements”), by and between each of Canyon Creek Energy – Arkoma, LLC (“Canyon Creek”), Alchemist Energy LeaseCo, LP (“Alchemist”), Pivotal Arkoma Basin II, LLC (“Pivotal”), East Dennis Oil Company, LLC, Harvard Petroleum Company, LLC, FBF Energy, LLC and Harbor Island Management Company, LLC (collectively, the “Seller Parties”) pursuant to which the Company acquired the properties and assets from the Seller Parties set forth in the Purchase and Sale Agreements (the “Purchase and Sale Transaction”) for 2,173,913 shares of the Company’s common stock (the “Share Consideration”), par value $0.0001 per share (“Common Stock”) and $60 million of cash (the “Transaction”). The Purchase and Sale Agreements with Canyon Creek, Alchemist and Pivotal represented approximately $81 million of the total $83 million value. With each Purchase and Sale Agreement, the Company purchased oil and gas leases, oil, gas, and mineral leases and subleases, carried interests, operating rights, record title interests, overriding royalty interests and other interests to the crude oil, gas, casinghead gas, condensate, natural gas liquids, and other gaseous or liquid hydrocarbons (including ethane, propane, iso-butane, nor-butane, gasoline, and scrubber liquids) of any type and chemical composition in, on, under, and that may be produced from or are otherwise attributable to certain properties in Oklahoma (the “Properties”). The Company expects the Transaction to close early in the third quarter of 2026, subject to customary closing conditions. There can be no assurance that all of the conditions to closing the Transaction will be satisfied.

Each Purchase and Sale Agreement contains representations, warranties and other provisions that were made only for purposes of each particular Purchase and Sale Agreement as of specific dates and were solely for the benefit of the parties thereto. Each Purchase and Sale Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the Company or the Seller Parties or the assets to be acquired from the Seller Parties. The representations and warranties made by the Company and Seller Parties in each Purchase and Sale Agreement may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

The descriptions of the Purchase and Sale Agreements herein does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreements, when filed with the Securities and Exchange Commission (the “SEC”).

Canyon Creek Acquisition

Pursuant to the Purchase and Sale Agreement between the Company and Canyon Creek (the “Canyon Creek PSA”), the Company agreed to purchase certain Properties for consideration comprising (i) $19.986 million of cash and (ii) 1,166,627 shares of Common Stock (the “Canyon Creek Share Consideration”), each subject to purchase price adjustments and customary closing adjustments. The Canyon Creek PSA contains customary representations and warranties, covenants, termination rights and indemnification provisions for a transaction of this size and nature, provides the parties thereto with specified rights and obligations and allocates risk among them in a customary manner.

Under the Canyon Creek PSA, the Company agreed to enter into a registration rights agreement with Canyon Creek or its designee in connection with the closing of the Canyon Creek Acquisition (the “Canyon Creek Registration Rights Agreement”). Pursuant to the terms of the Canyon Creek Registration Rights Agreement, the Company will agree to register under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the shares of Common Stock to be issued as part of the Canyon Creek Share Consideration and to grant such person certain rights to request and/or participate in underwritten offerings. The foregoing description of the Canyon Creek Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Canyon Creek Registration Rights Agreement included as Exhibit C to the Canyon Creek PSA to be filed with the SEC.

Alchemist Acquisition

Pursuant to the Purchase and Sale Agreement between the Company and Alchemist (the “Alchemist PSA”), the Company agreed to purchase certain Properties for consideration comprising (i) $25.395 million of cash and (ii) 920,109 shares of Common Stock (the “Alchemist Share Consideration”), each subject to purchase price adjustments and customary closing adjustments. The Alchemist PSA contains customary representations and warranties, covenants, termination rights and indemnification provisions for a transaction of this size and nature, provides the parties thereto with specified rights and obligations and allocates risk among them in a customary manner.

Under the Alchemist PSA, the Company agreed to enter into a registration rights agreement with Alchemist or its designee in connection with the closing of the Alchemist Acquisition (the “Alchemist Registration Rights Agreement”). Pursuant to the terms of the Alchemist Registration Rights Agreement, the Company will agree to register under the Securities Act, the resale of the shares of Common Stock to be issued as part of the Alchemist Share Consideration and to grant such person certain rights to request and/or participate in underwritten offerings. This description of the Alchemist Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Alchemist Registration Rights Agreement included as Exhibit C to the Alchemist PSA to be filed with the SEC.

Pivotal Acquisition

Pursuant to the Purchase and Sale Agreement between the Company and Pivotal (the “Pivotal PSA”), the Company agreed to purchase certain Properties for consideration comprising $13.125 million of cash, subject to purchase price adjustments and customary closing adjustments. The Pivotal PSA contains customary representations and warranties, covenants, termination rights and indemnification provisions for a transaction of this size and nature, provides the parties thereto with specified rights and obligations and allocates risk among them in a customary manner.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in our other filings with the SEC, as well as other statements we may make from time to time, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "guidance," "outlook," "predicts," "potential," "continue," and similar words or phrases or the negative of these words or phrases. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Although the Company believes the expectations reflected in the forward-looking statements are reasonable when made, the Company cannot guarantee future results, levels of activity, performance, or achievements.  See the Company’s final prospectus and definitive proxy statement filed with the SEC, dated January 30, 2026 in the section entitled “Risk Factors” and the Company’s other filings with the SEC for a discussion of risks and uncertainties. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2026

PRESIDIO PRODUCTION COMPANY

By:	/s/ Brett Barnes
Name:	Brett Barnes
Title:	Executive Vice President and General Counsel

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